OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                      Supplement dated December 30, 1999 to the
                           Prospectus dated March 30, 1999


      1. The subsection "Annual Fund Operating Expenses" under the heading "Fees and Expenses of the Fund" on page 8 is amended by adding the following footnote beneath the current text:

               The Board of the Fund has reduced the rate of the asset-based sales charge for Class A shares from 0.25% to 0.20% of average annual net assets representing Class A shares effective January 1, 2000, to 0.15% effective January 1, 2001, and to 0.10% effective January 1, 2002. The Board can set the rate up to 0.25% of average annual net assets under the Distribution and Service Plan for Class A shares.







      December 30, 1999                                  ps254.012